UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: BlackRock Intermediate Municipal Fund of BlackRock Municipal
              Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Intermediate                                                 BLACKROCK
Municipal Fund
Of BlackRock Municipal Series Trust

ANNUAL REPORT  |  OCTOBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Intermediate Municipal Fund

Portfolio Information as of October 31, 2006

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................             66.4%
AA/Aa ...................................................              8.5
A/A .....................................................              2.7
BBB/Baa .................................................              5.9
BB/Ba ...................................................              0.6
NR (Not Rated) ..........................................              4.2
Other* ..................................................             11.7
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .....................................             59.5%
General Obligation Bonds ................................             28.8
Mutual Funds ............................................              4.2
Other* ..................................................              7.5
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.


2       BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                    6-month       12-month
==============================================================================================
U.S. equities (Standard & Poor's 500 Index)                              +6.11%        +16.34%
----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                             +0.90         +19.98
----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)        +3.77         +27.52
----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      +4.60         + 5.19
----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           +4.12         + 5.75
----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                        +4.66         +10.29
----------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Trustee


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006          3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided competitive returns relative to the Lipper Intermediate Debt Funds category average, benefiting from favorable security selection and a slightly long duration bias.

Describe the recent market environment relative to municipal bonds.

Supported by a positive technical backdrop, municipal bonds managed to significantly outperform their taxable counterparts for the 12-month period ended October 31, 2006. Despite considerable volatility, taxable bond yields were little changed over the past year. Tax-exempt bonds, in the meantime, saw their yields decline (as prices, which move opposite of yields, rose).

For much of the first half of the fiscal period, longer-maturity U.S. Treasury bond yields rose (and prices declined) as investors focused on strong U.S. economic activity and inflationary concerns triggered by rising oil prices. By mid-May 2006, the yield on 30-year U.S. Treasury bonds had risen more than 70 basis points (.70%) to 5.31%. Bond prices began to improve in late June as economic activity weakened and inflationary pressures subsided. Bond price improvement accelerated after the Federal Reserve Board (the Fed) refrained from raising the target interest rate at its August 8 meeting, a move that came after 17 consecutive interest rate hikes since June 2004. Recent declines in oil prices, and especially gasoline prices, helped to reverse earlier inflationary concerns and support higher bond prices. Over the 12-month period, 30-year U.S. Treasury bond yields fell four basis points to 4.72%, while 10-year Treasury yields rose four basis points to 4.61%.

Meanwhile, the municipal bond market found support in declining new-issue volume and increasing investor demand. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 52 basis points to 4.07% over the past 12 months. Shorter maturities experienced smaller yield declines, with yields on AAA-rated municipal issues maturing in 10 years falling 28 basis points to 3.64%.

Demand for municipal product by retail and institutional investors has remained very strong despite the recent decline in bond yields. The strong demand is reflected in continued flows into long-term, tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of more than $1.3 billion during September 2006, a material increase from $344 million in July and $283 million in June. During the first nine months of 2006, long-term tax-exempt bond funds had net new cash flows of over $9.6 billion, a 43% increase compared to the same period a year earlier. Recent weekly fund flows, reported by AMG Data, averaged $416 million in October 2006, well above the July average of $247 million and the year-to-date weekly average of $315 million.

Also supporting municipal bond price improvement has been a decline in new issuance. In the first 10 months of 2006, more than $295 billion in new long-term municipal bonds was underwritten, a decline of over 12.5% versus the same period a year ago. Notably, after declining for much of the year, refunding activity increased slightly in October as the lower interest rate environment sparked an increase in refinancing activity. On a year-to-date basis, however, refunding activity has declined over 50% relative to last year's refunding issuance.

Looking ahead, the positive technical framework in the municipal marketplace suggests that the tax-exempt market should continue to perform well. New supply is expected to remain manageable and tax-exempt bond yield ratios remain in their recent range of 86% - 89% of comparable long-term U.S. Treasury yields, well within their recent historic norms. These ratios argue for continued strong demand from non-traditional, arbitrage-related accounts, which continue to be attracted to the municipal bond market given its relatively steep yield curve. Taken together, these factors suggest that the municipal market is poised to continue to perform well as we approach year-end.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2006, BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust's (formerly Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust) Institutional, Investor A, Investor A1, Investor B and Investor C Shares had total returns of +4.96%, +4.70%, +4.96%, +4.64% and +4.02%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the broader municipal market, as measured by the Lehman Brothers Municipal Bond Index, returned +5.75% and the Lipper Intermediate Municipal Debt Funds category had an average return of +4.34%. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities in the area of five years - 10 years.)

The Fund's underperformance of the Lehman Brothers Municipal Bond Index is not surprising given its concentra-


4       BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006
tion in the intermediate part of the municipal yield curve. Shorter-dated securities continued to suffer as the yield curve flattened and rising interest rates exerted downward pressure on prices at the short end. Longer-dated securities, which are represented in the composition of the Lehman Index, outperformed substantially during the past year.

The Fund's performance versus its comparable Lipper group was favorable. Our long duration bias within the intermediate spectrum proved advantageous on a relative basis, as did good security selection. Specifically, the Fund was able to realize price outperformance from its holdings of bonds issued by higher-tax states, which benefited from higher demand and price stability as credit spreads (compared to low-tax states) narrowed.

What changes were made to the portfolio during the period?

We did not significantly alter our strategy or the Fund's portfolio during the past 12 months. As new municipal bond issuances declined during the year, we found few compelling opportunities to restructure the portfolio. Having said that, we did notice the aforementioned narrowing of credit spreads between municipal bonds issued by high-tax states and those issued by low-tax states, and sought to capitalize on this trend. When available, we found it advantageous to purchase high-quality bonds issued by the high-tax states, as opposed to bonds issued by low-tax states. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand, which in turn creates a solid technical market, leading to better liquidity. We participated in these transactions in such high-tax states as California, New York, New Jersey and Tennessee.

When making sales during the year, we looked to ensure that the Fund had sufficient capital loss carryforwards to offset any capital gains. Our intention was to shield investors from the tax consequences associated with the realization of a capital gain. This is consistent with the Fund's tax-efficient investment strategies and ultimate goal of delivering a high degree of after-tax income.

Overall, the Fund maintained a fully invested posture throughout the year with an average portfolio maturity of eight years, within its required 10-year average maturity mandate.

How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a slightly long duration relative to our peers. Municipal yields and credit spreads are near their all-time lows and the slope of the yield curve is historically very flat. However, a favorable supply/demand environment should continue to be supportive of present valuations in the municipal market.

Against this backdrop, we intend to continue our efforts to enhance yield for shareholders while also protecting the Fund's underlying value. To that end, we continue to favor a neutral-to-slightly long portfolio duration, which we believe offers the benefit of incremental yield. Ultimately, we believe that above-average yields can provide for competitive Fund returns over time.

William R. Bock
Vice President and Portfolio Manager

November 13, 2006

--------------------------------------------------------------------------------
Effective December 6, 2006, BlackRock Intermediate Municipal Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. O'Connor is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. O'Connor has been the Fund's portfolio manager since 2006.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B and Class I Shares were redesignated Investor A1, Investor B and Institutional Shares, respectively. Class C Shares converted to Class A (now Investor A1) Shares on August 25, 2006.
--------------------------------------------------------------------------------


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006          5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B and Class I Shares were redesignated Investor A1, Investor B and Institutional Shares, respectively. All Class C Shares converted to Class A (now Investor A1) Shares on August 25, 2006. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares commenced operations on October 2, 2006. The returns for Investor A Shares are based upon the performance of the Fund's Institutional Shares. The returns for Investor A Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Investor A Shares.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Investor B Shares are subject to a distribution fee of 0.10% per year and a service fee of 0.20% per year. These shares automatically convert to Investor A1 Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Investor C Shares commenced operations on October 2, 2006. The returns for Investor C Shares are based upon the performance of the Fund's Institutional Shares. The returns for Investor C Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Investor C Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                               6-Month         12-Month        10-Year        Standardized
As of October 31, 2006                       Total Return    Total Return    Total Return     30-Day Yield
==========================================================================================================
Institutional Shares*                           +3.65%          +4.96%          +63.65%           3.40%
----------------------------------------------------------------------------------------------------------
Investor A Shares*                              +3.52           +4.70           +59.63            3.01
----------------------------------------------------------------------------------------------------------
Investor A1 Shares*                             +3.70           +4.96           +62.05            3.27
----------------------------------------------------------------------------------------------------------
Investor B Shares*                              +3.49           +4.64           +58.79            3.09
----------------------------------------------------------------------------------------------------------
Investor C Shares*                              +3.23           +4.02           +48.28            2.40
----------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**          +4.12           +5.75           +76.60              --
----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor A1, Investor B & Investor C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1996 to October 2006:

                                                                                                                     Lehman Brothers
            Institutional            Investor A           Investor A1            Investor B         Investor C        Municipal Bond
                 Shares*+              Shares*+              Shares*+              Shares*+           Shares*+               Index++
10/96             $10,000               $ 9,575               $ 9,900               $10,000            $10,000               $10,000
10/97             $10,756               $10,274               $10,638               $10,733            $10,650               $10,849
10/98             $11,619               $11,070               $11,480               $11,557            $11,390               $11,719
10/99             $11,370               $10,806               $11,211               $11,274            $11,035               $11,512
10/00             $12,256               $11,619               $12,073               $12,103            $11,777               $12,491
10/01             $13,480               $12,747               $13,279               $13,283            $12,825               $13,803
10/02             $14,175               $13,372               $13,950               $13,925            $13,353               $14,613
10/03             $14,849               $13,972               $14,600               $14,542            $13,849               $15,361
10/04             $15,530               $14,577               $15,255               $15,162            $14,340               $16,287
10/05             $15,592               $14,598               $15,285               $15,175            $14,254               $16,700
10/06             $16,365               $15,284               $16,043               $15,879            $14,828               $17,660

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in a diversified portfolio of investment grade obligations whose interest is exempt from federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                     Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 10/31/06                                              +4.96%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                            +3.96
--------------------------------------------------------------------------------
Ten Years Ended 10/31/06                                             +5.05
--------------------------------------------------------------------------------

                                                Return Without    Return With
                                                 Sales Charge    Sales Charge***
================================================================================
Investor A Shares**
================================================================================
One Year Ended 10/31/06                             +4.70%           +0.25%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                           +3.70            +2.80
--------------------------------------------------------------------------------
Ten Years Ended 10/31/06                            +4.79            +4.33
--------------------------------------------------------------------------------

                                                Return Without    Return With
                                                 Sales Charge    Sales Charge***
================================================================================
Investor A1 Shares*
================================================================================
One Year Ended 10/31/06                             +4.96%           +3.91%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                           +3.85            +3.65
--------------------------------------------------------------------------------
Ten Years Ended 10/31/06                            +4.95            +4.84
--------------------------------------------------------------------------------

                                                    Return           Return
                                                 Without CDSC      With CDSC++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 10/31/06                             +4.64%           +3.64%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                           +3.63            +3.63
--------------------------------------------------------------------------------
Ten Years Ended 10/31/06                            +4.73            +4.73
--------------------------------------------------------------------------------

                                                    Return           Return
                                                 Without CDSC      With CDSC++
================================================================================
Investor C Shares+++
================================================================================
One Year Ended 10/31/06                             +4.02%           +3.03%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                           +2.94            +2.94
--------------------------------------------------------------------------------
Ten Years Ended 10/31/06                            +4.02            +4.02
--------------------------------------------------------------------------------

*     Maximum sales charge is 1%.
**    Maximum sales charge is 4.25%.
***   Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006          7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Including Interest Expense and Fees

                                                                                              Expenses Paid
                                                                              Ending            During the
                                                           Beginning       Account Value      Period Ended++
                                                         Account Value+   October 31, 2006   October 31, 2006*
==============================================================================================================
Actual
==============================================================================================================
Institutional                                              $   1,000          $1,036.50          $    5.65
--------------------------------------------------------------------------------------------------------------
Investor A                                                 $   1,000          $1,003.60          $    1.07
--------------------------------------------------------------------------------------------------------------
Investor A1                                                $   1,000          $1,037.00          $    6.16
--------------------------------------------------------------------------------------------------------------
Investor B                                                 $   1,000          $1,034.90          $    7.23
--------------------------------------------------------------------------------------------------------------
Investor C                                                 $   1,000          $1,004.00          $    1.66
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Institutional                                              $   1,000          $1,019.65          $    5.60
--------------------------------------------------------------------------------------------------------------
Investor A                                                 $   1,000          $1,002.94          $    1.07
--------------------------------------------------------------------------------------------------------------
Investor A1                                                $   1,000          $1,019.15          $    6.11
--------------------------------------------------------------------------------------------------------------
Investor B                                                 $   1,000          $1,018.09          $    7.17
--------------------------------------------------------------------------------------------------------------
Investor C                                                 $   1,000          $1,002.34          $    1.66
--------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.34% for Investor A, 1.20% for Investor A1, 1.41% for Investor B and 2.09% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1 and Investor B Shares and 29/365 for Investor A and Investor C Shares (to reflect the one-half year period for Institutional, Investor A1 and Investor B Shares and the actual days since inception for Investor A and Investor C Shares.)
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Institutional, Investor A1 and Investor B Shares and the actual days since inception for Investor A and Investor C Shares divided by 365.
+ May 1, 2006 for Institutional, Investor A1 and Investor B Shares and October 2, 2006 (commencement of operations) for Investor A and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1 and Investor B Shares and from October 2, 2006 (commencement of operations) to October 31, 2006 for Investor A and Investor C Shares.


8       BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Disclosure of Expenses (concluded)

Excluding Interest Expense and Fees

                                                                                              Expenses Paid
                                                                              Ending            During the
                                                           Beginning       Account Value      Period Ended++
                                                         Account Value+   October 31, 2006   October 31, 2006*
==============================================================================================================
Actual
==============================================================================================================
Institutional                                              $   1,000          $1,036.50          $    3.70
--------------------------------------------------------------------------------------------------------------
Investor A                                                 $   1,000          $1,003.60          $    0.77
--------------------------------------------------------------------------------------------------------------
Investor A1                                                $   1,000          $1,037.00          $    4.26
--------------------------------------------------------------------------------------------------------------
Investor B                                                 $   1,000          $1,034.90          $    5.33
--------------------------------------------------------------------------------------------------------------
Investor C                                                 $   1,000          $1,032.30          $    1.40
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Institutional                                              $   1,000          $1,021.57          $    3.67
--------------------------------------------------------------------------------------------------------------
Investor A                                                 $   1,000          $1,003.23          $    0.77
--------------------------------------------------------------------------------------------------------------
Investor A1                                                $   1,000          $1,021.02          $    4.23
--------------------------------------------------------------------------------------------------------------
Investor B                                                 $   1,000          $1,019.96          $    5.30
--------------------------------------------------------------------------------------------------------------
Investor C                                                 $   1,000          $1,002.63          $    1.38
--------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.72% for Institutional, .97% for Investor A, .83% for Investor A1, 1.04% for Investor B and 1.73% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1 and Investor B Shares and 29/365 for Investor A and Investor C Shares (to reflect the one-half year period for Institutional, Investor A1 and Investor B Shares and the actual days since inception for Investor A and Investor C Shares.)
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Institutional, Investor A1 and Investor B Shares and the actual days since inception for Investor A and Investor C Shares divided by 365.
+ May 1, 2006 for Institutional, Investor A1 and Investor B Shares and October 2, 2006 (commencement of operations) for Investor A and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1 and Investor B Shares and from October 2, 2006 (commencement of operations) to October 31, 2006 for Investor A and Investor C Shares.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006          9

Schedule of Investments as of October 31, 2006                    (in Thousands)

          Face
        Amount    Municipal Bonds                                                    Value
===========================================================================================
Alabama--0.3%
       $   500    Tuscaloosa, Alabama, Special Care Facilities Financing
                    Authority, Residential Care Facility Revenue Bonds
                    (Capstone Village, Inc. Project) Series A, 5.125%
                    due 8/01/2015                                                  $    492
===========================================================================================
Alaska--1.3%
         2,250    Alaska Student Loan Corporation, Student Loan Revenue
                    Bonds, AMT, Series A, 5.65% due 7/01/2012 (a)                     2,275
===========================================================================================
Arizona--3.4%
         5,000    Arizona State Transportation Board, Highway Revenue
                    Bonds, Series B, 5% due 7/01/2017                                 5,481
           700    Watson Road Community Facilities District, Arizona,
                    Special Assessment Revenue Bonds, 5.50%
                    due 7/01/2016                                                       734
===========================================================================================
California--13.9%
           875    Agua Caliente Band of Cahuilla Indians, California,
                    Casino Revenue Bonds, 5.60% due 7/01/2013                           911
         5,035    Bay Area Toll Authority, California, Toll Bridge Revenue
                    Refunding Bonds (San Francisco Bay Area), Series F,
                    5% due 4/01/2017                                                  5,551
         5,225    California County Tobacco Securitization Agency,
                    California, Tobacco Revenue Bonds (Los Angeles
                    County Securitization Corporation), 5.25%
                    due 6/01/2021 (h)                                                 4,512
         5,000    California State, GO, Refunding, 5% due 3/01/2018                   5,426
         5,000    Coast Community College District, California, GO
                    (Election of 2002), Series B, 5% due 8/01/2018 (d)                5,499
         3,000    Los Angeles, California, Harbor Department Revenue
                    Refunding Bonds, AMT, Series C, 5% due 8/01/2017 (b)              3,265
===========================================================================================
Colorado--3.2%
         5,000    Denver, Colorado, City and County Airport Revenue
                    Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)                    5,707
===========================================================================================
Florida--3.9%
         4,000    Florida Hurricane Catastrophe Fund Financing
                    Corporation Revenue Bonds, Series A, 5.25%
                    due 7/01/2012                                                     4,327
           410    Middle Village Community Development District,
                    Florida, Special Assessment Bonds, Series C, 5.125%
                    due 5/01/2009                                                       412
         1,460    Panther Trace Community Development District II,
                    Florida, Special Assessment Revenue Bonds, Series A,
                    5% due 11/01/2010                                                 1,468
           250    Pinellas County, Florida, Health Facilities Authority,
                    Revenue Refunding Bonds (Pooled Hospital
                    Loan Program), DATES, VRDN, 3.65%
                    due 12/01/2015 (a)(e)                                               250
           100    Reunion East Community Development District, Florida,
                    Special Assessment, Series B, 5.90% due 11/01/2007                  101
           430    Sterling Hill, Florida, Community Development District,
                    Capital Improvement Revenue Refunding Bonds,
                    Series B, 5.50% due 11/01/2010                                      431
===========================================================================================
Georgia--1.0%
           700    Burke County, Georgia, Development Authority, PCR,
                    Refunding (Oglethorpe Power Corporation--Vogtle),
                    VRDN, 3.64% due 1/01/2022 (a)(e)                                    700
         1,050    Fulton County, Georgia, Residential Care Facilities,
                    Revenue Refunding Bonds (Canterbury Court Project),
                    Series A, 5% due 2/15/2014                                        1,053
===========================================================================================
Idaho--3.0%
         5,000    Ada and Canyon Counties, Idaho, Joint School District
                    Number 2 (Meridian), GO, 5% due 8/15/2017                         5,463
===========================================================================================
Illinois--0.9%
         1,000    Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                    Redevelopment Project), Series A, 6.57%
                    due 2/15/2013                                                     1,040
           715    Illinois State Finance Authority Revenue Bonds (Primary
                    Health Care Centers Program), 5.90% due 7/01/2014                   729
===========================================================================================
Massachusetts--5.7%
         3,300    Massachusetts State Industrial Finance Agency,
                    Resource Recovery Revenue Refunding Bonds
                    (Ogden Haverhill Project), AMT, Series A, 5.30%
                    due 12/01/2009                                                    3,419
                  Massachusetts State Port Authority, Special Facilities
                    Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                    Series A (a):
         2,500        5.50% due 1/01/2014                                             2,638
         4,000        5.50% due 1/01/2015                                             4,220
===========================================================================================
Michigan--0.9%
         1,555    Michigan State Strategic Fund, PCR (General
                    Motors Corporation Project), VRDN, 7%
                    due 12/01/2008 (e)                                                1,555
===========================================================================================

Portfolio Abbreviations

To simplify the listings of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
GAN     Grant Anticipation Notes
GO      General Obligation Bonds
HDA     Housing Development Authority
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


10      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                    Value
===========================================================================================
Minnesota--3.0%
       $ 5,000    Minnesota State, GO, 5% due 6/01/2018                            $  5,489
===========================================================================================
Missouri--8.3%
         4,000    Jackson County, Missouri, Special Obligation Revenue
                    Bonds (Harry S. Truman Sports Complex Project),
                    5% due 12/01/2019 (a)                                             4,357
           800    Missouri Development Finance Board, Cultural Facilities
                    Revenue Bonds (Nelson Gallery Foundation), VRDN,
                    Series B, 3.61% due 12/01/2031 (b)(e)                               800
         5,000    Missouri State Highways and Transportation Commission,
                    First Lien State Road Revenue Bonds, Series A,
                    5% due 5/01/2017                                                  5,489
         4,000    Springfield, Missouri, Public Utility Revenue Bonds,
                    5% due 8/01/2017 (f)                                              4,380
===========================================================================================
Montana--2.2%
         3,500    Montana State Department of Transportation Revenue
                    Bonds (Highway 93 Advance Construction Project),
                    GAN, 5.25% due 6/01/2016 (b)                                      3,891
===========================================================================================
Nebraska--1.6%
         2,715    Nebraska Public Power District, Revenue Refunding
                    Bonds, Series A, 5% due 1/01/2017 (f)                             2,965
===========================================================================================
New York--4.2%
         5,000    New York City, New York, GO, Refunding, Series G,
                    5% due 8/01/2017 (a)                                              5,457
         1,140    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Refunding Bonds
                    (New York University Hospital Center), Series A,
                    5% due 7/01/2016                                                  1,186
         1,000    Westchester County, New York, IDA, Continuing Care
                    Retirement Mortgage Revenue Bonds (Kendal on the
                    Hudson Project), Series A, 5.625% due 1/01/2013                   1,040
===========================================================================================
North Carolina--3.1%
         5,000    North Carolina State, GO, Refunding, Series B,
                    5% due 4/01/2017                                                  5,551
===========================================================================================
Ohio--1.2%
         2,000    Cincinnati, Ohio, City School District, GO (Classroom
                    Construction and Improvement), Refunding,
                    5% due 12/01/2017 (f)                                             2,212
===========================================================================================
Oregon--3.0%
         5,000    Oregon State Department of Transportation, Highway
                    User Tax Revenue Bonds, Series A, 5%
                    due 11/15/2017                                                    5,507
===========================================================================================
Tennessee--1.9%
         1,500    Blount County, Tennessee, Public Building Authority,
                    Local Government Public Improvement Revenue
                    Bonds, VRDN, Series A3A, 3.65% due 6/01/2026 (a)(e)               1,500
           300    Sevier County, Tennessee, Public Building Authority,
                    Local Government Public Improvement Revenue Bonds,
                    VRDN, Series IV-E-5, 3.61% due 6/01/2020 (a)(e)                     300
         1,600    Tennessee HDA, Revenue Bonds (Homeownership
                    Program), AMT, Series 2-C, 5.85% due 7/01/2009                    1,614
===========================================================================================
Texas--11.8%
         1,100    Bell County, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Scott & White
                    Memorial Hospital), VRDN, Series 2001-1, 3.65%
                    due 8/15/2031 (b)(e)                                              1,100
         2,000    Brazos River Authority, Texas, Revenue Refunding
                    Bonds (Reliant Energy Inc. Project), Series B,
                    7.75% due 12/01/2018                                              2,128
         5,000    Dallas-Fort Worth, Texas, International Airport Revenue
                    Refunding and Improvement Bonds, AMT, Series A,
                    5.75% due 11/01/2014 (f)                                          5,414
         8,800    Harris County, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Texas
                    Children's Hospital), VRDN, Series B-1, 3.62%
                    due 10/01/2029 (b)(e)                                             8,800
         3,640    University of Texas, Financing System Revenue
                    Refunding Bonds, Series B, 5% due 8/15/2018                       3,977
===========================================================================================
Virginia--3.0%
         5,000    Virginia State Public School Authority Revenue Bonds,
                    Series A, 5% due 8/01/2017                                        5,497
===========================================================================================
Washington--6.2%
         5,400    Energy Northwest, Washington, Electric Revenue
                    Refunding Bonds (Columbia Generating), Series A,
                    5.50% due 7/01/2017 (d)                                           5,861
         5,000    Pierce County, Washington, School District Number 3
                    (Puyallup), GO, 5% due 12/01/2017 (b)                             5,430
===========================================================================================
Puerto Rico--0.9%
         1,500    Puerto Rico Commonwealth Government Development
                    Bank, Senior Revenue Bonds, Series B, 5%
                    due 12/01/2017                                                    1,617
-------------------------------------------------------------------------------------------
                  Total Municipal Bonds
                  (Cost--$154,605)--87.9%                                           159,221
===========================================================================================

                  Municipal Bonds Held in Trust (i)
===========================================================================================
California--6.1%
        10,000    California State Department of Water Resources,
                    Power Supply Revenue Bonds, Series A,
                    5.50% due 5/01/2014 (a)                                          11,038
-------------------------------------------------------------------------------------------
Illinois--5.9%
                  Chicago, Illinois, O'Hare International Airport, General
                    Airport Revenue Refunding Bonds, Third Lien, AMT,
                    Series A-2 (d):
         5,000        5.25% due 1/01/2013                                             5,359
         5,000        5.25% due 1/01/2014                                             5,358
-------------------------------------------------------------------------------------------
New Jersey--5.7%
                  Port Authority of New Jersey and New York Revenue
                    Refunding Bonds, AMT, 120th Series (b):
         5,000        5.75% due 10/15/2013                                            5,138
         5,000        5.75% due 10/15/2014                                            5,138
-------------------------------------------------------------------------------------------
                  Total Municipal Bonds Held in Trust
                  (Cost--$32,109)--17.7%                                             32,031
===========================================================================================

        Shares
          Held    Mutual Funds
===========================================================================================
           244    BlackRock Insured Municipal 2008 Term Trust, Inc. (g)               3,789
           100    BlackRock Insured Municipal Term Trust, Inc. (g)                      972
           344    BlackRock Municipal Target Term Trust (g)                           3,465
-------------------------------------------------------------------------------------------
                  Total Mutual Funds (Cost--$9,086)--4.5%                             8,226
===========================================================================================


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         11

Schedule of Investments (concluded)                               (in Thousands)

        Shares
          Held    Short-Term Securities                                              Value
===========================================================================================
            19    Merrill Lynch Institutional Tax-Exempt Fund,
                    3.38% (c)(g)                                                   $     19
-------------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$19)--0.0% 19
===========================================================================================
Total Investments (Cost--$195,819*)--110.1%                                         199,497

Liabilities in Excess of Other Assets--(1.8%)                                        (3,296)

Liability for Trust Certificates, Including Interest Expense Payable--(8.3%)        (15,069)
                                                                                   --------
Net Assets--100.0%                                                                 $181,132
                                                                                   ========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 181,418
                                                                      =========
      Gross unrealized appreciation ..................                $   4,341
      Gross unrealized depreciation ..................                   (1,262)
                                                                      ---------
      Net unrealized appreciation ....................                $   3,079
                                                                      =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   Represents the current yield as of October 31, 2006.
(d)   FSA Insured.
(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(f)   FGIC Insured.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net       Dividend
      Affiliate                                           Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund             --        $ -- +
      BlackRock Insured Municipal 2008 Term Trust, Inc.       --         194
      BlackRock Insured Municipal Term Trust, Inc.           (16)         54
      BlackRock Municipal Target Term Trust                   --         128
      --------------------------------------------------------------------------
      +     Income was less than $1,000.

(h) Represents a zero coupon bond; the interest rate shown reflects the effective yield.
(i) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 (c) to Financial Statements for details of Municipal Bonds Held in Trust.
o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.808% and receive a floating rate based on a 1-week Bond Market
      Association rate

      Broker, Citibank N.A.
      Expires January 2017                                $19,700    $  (252)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Statement of Assets and Liabilities

As of October 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$186,713,274)                          $ 191,251,534
            Investments in affiliated securities, at value (identified cost--$9,105,457) ...                              8,245,723
            Cash ...........................................................................                                 87,430
            Receivables:
               Securities sold .............................................................      $   8,168,580
               Interest ....................................................................          2,528,319
               Beneficial interest sold ....................................................            690,874
               Dividends from affiliates ...................................................             29,908          11,417,681
                                                                                                  -------------
            Prepaid expenses and other assets ..............................................                                 37,952
                                                                                                                      -------------
            Total assets ...................................................................                            211,040,320
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .............................................................                             15,000,000
            Unrealized depreciation on forward interest rate swaps--net ....................                                251,982
            Payables:
               Securities purchased ........................................................         13,467,536
               Dividends to shareholders ...................................................            659,976
               Beneficial interest redeemed ................................................            320,075
               Investment adviser ..........................................................             73,578
               Interest expense ............................................................             68,527
               Distributor .................................................................              8,421
               Other affiliates ............................................................              1,768          14,599,881
                                                                                                  -------------
            Accrued expenses ...............................................................                                 55,992
                                                                                                                      -------------
            Total liabilities ..............................................................                             29,907,855
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .....................................................................                          $ 181,132,465
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized .............................................................                          $     969,261
            Investor A Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized .............................................................                                  1,560
            Investor A1 Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized .............................................................                                693,908
            Investor B Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized .............................................................                                 94,915
            Investor C Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized .............................................................                                  2,012
            Paid-in capital in excess of par ...............................................                            177,873,281
            Undistributed investment income--net ...........................................      $      36,934
            Accumulated realized capital losses--net .......................................         (1,965,950)
            Unrealized appreciation--net ...................................................          3,426,544
                                                                                                  -------------
            Total accumulated earnings--net ................................................                              1,497,528
                                                                                                                      -------------
            Net Assets .....................................................................                          $ 181,132,465
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional--Based on net assets of $99,678,431 and 9,692,606 shares of
             beneficial interest outstanding ...............................................                          $       10.28
                                                                                                                      =============
            Investor A--Based on net assets of $160,240 and 15,597 shares of beneficial
             interest outstanding ..........................................................                          $       10.27
                                                                                                                      =============
            Investor A1--Based on net assets of $71,327,238 and 6,939,082 shares of
             beneficial interest outstanding ...............................................                          $       10.28
                                                                                                                      =============
            Investor B--Based on net assets of $9,759,813 and 949,153 shares of beneficial
             interest outstanding ..........................................................                          $       10.28
                                                                                                                      =============
            Investor C--Based on net assets of $206,743 and 20,120 shares of beneficial
             interest outstanding ..........................................................                          $       10.28
                                                                                                                      =============

      See Notes to Financial Statements


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         13

Statement of Operations

For the Year Ended October 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .......................................................................                          $   8,267,250
            Dividends from affiliates ......................................................                                376,371
                                                                                                                      -------------
            Total income ...................................................................                              8,643,621
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................      $   1,008,817
            Interest expense and fees ......................................................            685,456
            Accounting services ............................................................            102,563
            Service and distribution fees--Class C .........................................             58,543
            Transfer agent fees--Institutional .............................................             52,130
            Service fees--Investor A1 ......................................................             51,740
            Professional fees ..............................................................             51,588
            Registration fees ..............................................................             50,111
            Printing and shareholder reports ...............................................             47,450
            Service and distribution fees--Investor B ......................................             36,919
            Trustees' fees and expenses ....................................................             26,813
            Transfer agent fees--Investor A1 ...............................................             26,808
            Custodian fees .................................................................             13,436
            Transfer agent fees--Class C ...................................................             11,740
            Pricing fees ...................................................................             11,145
            Transfer agent fees--Investor B ................................................              7,827
            Service and distribution fees--Investor C ......................................                 87
            Service fees--Investor A .......................................................                 20
            Transfer agent fees--Investor C ................................................                  4
            Transfer agent fees--Investor A ................................................                  4
            Other ..........................................................................             28,776
                                                                                                  -------------
            Total expenses before waiver and reimbursement .................................          2,271,977
            Waiver and reimbursement of expenses ...........................................            (91,751)
                                                                                                  -------------
            Total expenses after waiver and reimbursement ..................................                              2,180,226
                                                                                                                      -------------
            Investment income--net .........................................................                              6,463,395
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized loss on:
               Investments--net ............................................................         (1,009,002)
               Forward interest rate swaps--net ............................................           (679,725)         (1,688,727)
                                                                                                  -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ............................................................          4,487,022
               Forward interest rate swaps--net ............................................           (405,436)          4,081,586
                                                                                                  ---------------------------------
            Total realized and unrealized gain--net ........................................                              2,392,859
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...........................                          $   8,856,254
                                                                                                                      =============

      See Notes to Financial Statements.


14      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Statements of Changes in Net Assets           (As Restated for 2005. See Note 7)

                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                    2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................      $   6,463,395       $   6,674,384
            Realized gain (loss)--net ......................................................         (1,688,727)          3,724,547
            Change in unrealized appreciation/depreciation--net ............................          4,081,586         (10,003,397)
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ...........................          8,856,254             395,534
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Institutional ...............................................................         (3,600,332)         (3,366,803)
               Investor A ..................................................................               (243)                 --
               Investor A1 .................................................................         (1,810,323)         (1,826,938)
               Investor B ..................................................................           (405,591)           (584,560)
               Investor C ..................................................................               (206)                 --
               Class C .....................................................................           (646,700)           (896,083)
            Realized gain--net:
               Institutional ...............................................................         (2,007,396)           (450,522)
               Investor A ..................................................................                 --                  --
               Investor A1 .................................................................           (969,703)           (292,761)
               Investor B ..................................................................           (284,047)           (103,909)
               Investor C ..................................................................                 --                  --
               Class C .....................................................................           (491,006)           (147,244)
                                                                                                  ---------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ..................................................................        (10,215,547)         (7,668,820)
                                                                                                  ---------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from beneficial interest
             transactions ..................................................................         (8,046,361)         13,516,144
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ........................................         (9,405,654)          6,242,858
            Beginning of year ..............................................................        190,538,119         184,295,261
                                                                                                  ---------------------------------
            End of year* ...................................................................      $ 181,132,465       $ 190,538,119
                                                                                                  ---------------------------------
               * Undistributed investment income--net ......................................      $      36,934       $      36,934
                                                                                                  =================================

      See Notes to Financial Statements.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         15

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 7)

                                                                                Institutional                           Investor A
                                                           ---------------------------------------------------------  --------------
                                                                                                                         For the
                                                                                                                         Period
                                                                         For the Year Ended October 31,               Oct. 2, 2006++
The following per share data and ratios have been derived  ---------------------------------------------------------   to Oct. 31,
from information provided in the financial statements.       2006        2005        2004         2003        2002         2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................    $  10.36    $  10.76    $  10.71     $  10.69    $  10.60     $  10.26
                                                           ---------------------------------------------------------     -----------
Investment income--net ................................         .37+        .38+        .40+         .40+        .40          .02+
Realized and unrealized gain (loss)--net ..............         .13        (.34)        .08          .10         .13          .02
                                                           ---------------------------------------------------------     -----------
Total from investment operations ......................         .50         .04         .48          .50         .53          .04
                                                           ---------------------------------------------------------     -----------
Less dividends and distributions:
   Investment income--net .............................        (.37)       (.38)       (.40)        (.41)       (.40)        (.03)
   Realized gain--net .................................        (.21)       (.06)       (.03)        (.07)       (.04)          --
                                                           ---------------------------------------------------------     -----------
Total dividends and distributions .....................        (.58)       (.44)       (.43)        (.48)       (.44)        (.03)
                                                           ---------------------------------------------------------     -----------
Net asset value, end of period ........................    $  10.28    $  10.36    $  10.76     $  10.71    $  10.69     $  10.27
                                                           =========================================================     ===========
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................        4.96%        .40%       4.57%        4.77%       5.16%@        .36%@
                                                           =========================================================     ===========
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
 interest expense .....................................         .73%        .74%        .79%         .85%        .89%         .97%*
                                                           =========================================================     ===========
Expenses, net of waiver and reimbursement .............        1.11%       1.00%        .91%         .94%       1.02%        1.34%*
                                                           =========================================================     ===========
Expenses ..............................................        1.16%       1.05%        .94%         .96%       1.02%        1.39%*
                                                           =========================================================     ===========
Investment income--net ................................        3.61%       3.63%       3.76%        3.80%       3.84%        3.08%*
                                                           =========================================================     ===========
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..............    $ 99,678    $100,831    $ 78,777     $ 44,372    $ 34,066     $    160
                                                           =========================================================     ===========
Portfolio turnover ....................................         102%        162%        176%         179%        181%         102%
                                                           =========================================================     ===========

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional Shares are no longer subject to any front-end sales charge.
+     Based on average shares outstanding.
++    Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

                         (As Restated for 2005, 2004, 2003 and 2002. See Note 7)

                                                                                        Investor A1
The following per share data                                --------------------------------------------------------------------
and ratios have been derived                                                   For the Year Ended October 31,
from information provided in                                --------------------------------------------------------------------
the financial statements.                                     2006           2005           2004           2003           2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................     $  10.35       $  10.76       $  10.71       $  10.69       $  10.60
                                                            --------------------------------------------------------------------
Investment income--net ................................          .35+           .38+           .39+           .40+           .39
Realized and unrealized gain (loss)--net ..............          .15           (.36)           .08            .09            .13
                                                            --------------------------------------------------------------------
Total from investment operations ......................          .50            .02            .47            .49            .52
                                                            --------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .............................         (.36)          (.37)          (.39)          (.40)          (.39)
   Realized gain--net .................................         (.21)          (.06)          (.03)          (.07)          (.04)
                                                            --------------------------------------------------------------------
Total dividends and distributions .....................         (.57)          (.43)          (.42)          (.47)          (.43)
                                                            --------------------------------------------------------------------
Net asset value, end of year ..........................     $  10.28       $  10.35       $  10.76       $  10.71       $  10.69
                                                            ====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................         4.96%           .20%          4.47%          4.68%          5.05%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
 interest expense .....................................          .83%           .84%           .89%           .95%           .99%
                                                            ====================================================================
Expenses, net of waiver and reimbursement .............         1.20%          1.11%          1.01%          1.04%          1.12%
                                                            ====================================================================
Expenses ..............................................         1.25%          1.16%          1.04%          1.06%          1.12%
                                                            ====================================================================
Investment income--net ................................         3.50%          3.54%          3.66%          3.70%          3.73%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ................     $ 71,327       $ 48,524       $ 55,128       $ 51,786       $ 45,563
                                                            ====================================================================
Portfolio turnover ....................................          102%           162%           176%           179%           181%
                                                            ====================================================================

                                                                                        Investor B
The following per share data                                --------------------------------------------------------------------
and ratios have been derived                                                   For the Year Ended October 31,
from information provided in                                --------------------------------------------------------------------
the financial statements.                                     2006           2005           2004           2003           2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................     $  10.36       $  10.76       $  10.71       $  10.69       $  10.60
                                                            --------------------------------------------------------------------
Investment income--net ................................          .34+           .35+           .37+           .38+           .37
Realized and unrealized gain (loss)--net ..............          .15           (.34)           .08            .09            .13
                                                            --------------------------------------------------------------------
Total from investment operations ......................          .49            .01            .45            .47            .50
                                                            --------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .............................         (.36)          (.35)          (.37)          (.38)          (.37)
   Realized gain--net .................................         (.21)          (.06)          (.03)          (.07)          (.04)
                                                            --------------------------------------------------------------------
Total dividends and distributions .....................         (.57)          (.41)          (.40)          (.45)          (.41)
                                                            --------------------------------------------------------------------
Net asset value, end of year ..........................     $  10.28       $  10.36       $  10.76       $  10.71       $  10.69
                                                            ====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................         4.64%           .08%          4.24%          4.46%          4.83%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
 interest expense .....................................         1.05%          1.05%          1.10%          1.17%          1.21%
                                                            ====================================================================
Expenses, net of waiver and reimbursement .............         1.42%          1.32%          1.22%          1.26%          1.33%
                                                            ====================================================================
Expenses ..............................................         1.47%          1.37%          1.25%          1.27%          1.34%
                                                            ====================================================================
Investment income--net ................................         3.30%          3.34%          3.45%          3.48%          3.53%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ................     $  9,760       $ 14,982       $ 21,623       $ 28,678       $ 37,155
                                                            ====================================================================
Portfolio turnover ....................................          102%           162%           176%           179%           181%
                                                            ====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         17

Financial Highlights (concluded)

                                                                                                                        Investor C
                                                                                                                      --------------
                                                                                                                          For the
                                                                                                                          Period
                                                                                                                      Oct. 2, 2006++
The following per share data and ratios have been derived                                                               to Oct. 31,
from information provided in the financial statements.                                                                     2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................................................                  $ 10.26
                                                                                                                      --------------
Investment income--net* ...............................................................................                      .01
Realized and unrealized gain--net .....................................................................                      .03
                                                                                                                      --------------
Total from investment operations ......................................................................                      .04
                                                                                                                      --------------
Less dividends from investment income--net ............................................................                     (.02)
                                                                                                                      --------------
Net asset value, end of period ........................................................................                  $ 10.28
                                                                                                                      ==============
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................................................................                      .40%@
                                                                                                                      ==============
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
 interest expense .....................................................................................                     1.73%@@
                                                                                                                      ==============
Expenses, net of waiver and reimbursement .............................................................                     2.09%@@
                                                                                                                      ==============
Expenses ..............................................................................................                     2.14%@@
                                                                                                                      ==============
Investment income--net ................................................................................                     2.36%@@
                                                                                                                      ==============
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..............................................................                  $   207
                                                                                                                      ==============
Portfolio turnover ....................................................................................                      102%
                                                                                                                      ==============

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
++    Commencement of operations.
@     Aggregate total investment return.
@@    Annualized.

      See Notes to Financial Statements.


18      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust was renamed BlackRock Intermediate Municipal Fund (the "Fund") of BlackRock Municipal Series Trust (the "Trust"). The Fund is presently the only series of the Trust. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. On August 25, 2006, Class C Shares were converted into Class A Shares. Effective October 2, 2006, Class I, Class A and Class B Shares were redesignated Institutional, Investor A1 and Investor B Shares, respectively. Investor A and Investor C Shares commenced operations on October 2, 2006. Institutional Shares are sold without a sales charge and are available only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor A1, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A1 distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counter-


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         19
      party agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At October 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $32,031,250, the related liability for trust certificates was $15,000,000 and the range of interest rates was 3.62% to 3.63%.

Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset values per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or


20      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006
expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $277,233 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to distributions in excess of capital gains. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Investment Adviser. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .55% of the average daily value of the Fund's net assets. The Manager and/or MLIM has agreed to waive .05% of its fee resulting in an annual fee equal to .50% of the average daily net assets of the Fund. For the period November 1, 2005 to September 29, 2006, MLIM earned fees of $927,878, of which $84,353 was waived. For the period September 30, 2006 to October 31, 2006, the Manager earned fees of $80,939, of which $7,358 was waived. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid by the Fund to the Manager. In addition, the Manager has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the period November 1, 2005 to September 29, 2006, MLIM reimbursed the Fund in the amount of $37. For the period September 30, 2006 to October 31, 2006, the Manager reimbursed the Fund in the amount of $3.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A ...............................               .25%            --
Investor A1 ..............................               .10%            --
Investor B ...............................               .20%           .10%
Investor C ...............................               .25%           .75%
Class C ..................................               .20%           .10%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provide account maintenance and distribution services to


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         21
the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor A1, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the year ended October 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A1 Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD             MLPF&S
--------------------------------------------------------------------------------
Institutional ............................           $   810           $30,899
Investor A1 ..............................           $   702           $ 7,955
--------------------------------------------------------------------------------

For the year ended October 31, 2006, MLPF&S received contingent deferred sales charges of $4,711 and $3,794 relating to transactions in Investor B and Class C Shares, respectively.

In addition, MLPF&S received $314 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2006.

Effective September 29, 2006, PFPC, Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended October 31, 2006, the Fund reimbursed MLIM and the Manager $3,916 and $298, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Fund were officers and/or directors of Merrill Lynch, FAMD, FDS, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were $202,354,378 and $222,154,352, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(8,046,361) and $13,516,144 for the years ended October 31, 2006 and October 31, 2005, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended October 31, 2006                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       4,020,988     $ 40,960,524
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................          99,237        1,011,100
                                                  -----------------------------
Total issued .................................       4,120,225       41,971,624
Shares redeemed ..............................      (4,163,299)     (42,438,080)
                                                  -----------------------------
Net decrease .................................         (43,074)    $   (466,456)
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended October 31, 2005                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       4,508,551     $ 47,812,886
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................          77,262          818,583
                                                  -----------------------------
Total issued .................................       4,585,813       48,631,469
Shares redeemed ..............................      (2,169,763)     (22,961,396)
                                                  -----------------------------
Net increase .................................       2,416,050     $ 25,670,073
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Period                                       Dollar
Oct. 2, 2006+ to Oct. 31, 2006                         Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          15,604     $    159,487
Shares redeemed ..............................              (7)             (67)
                                                  -----------------------------
Net increase .................................          15,597     $    159,420
                                                  =============================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended October 31, 2006                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         428,799     $  4,375,953
Automatic conversion of shares ...............         125,138        1,275,870
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................         152,300        1,551,857
Shares issued resulting
  from conversion of Class C .................       2,403,412       24,544,146
                                                  -----------------------------
Total issued .................................       3,109,649       31,747,826
Shares redeemed ..............................        (858,199)      (8,752,391)
                                                  -----------------------------
Net increase .................................       2,251,450     $ 22,995,435
                                                  =============================

-------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended October 31, 2005                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         391,581     $  4,150,465
Automatic conversion of shares ...............         149,930        1,584,520
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................         121,016        1,281,532
                                                  -----------------------------
Total issued .................................         662,527        7,016,517
Shares redeemed ..............................      (1,099,706)     (11,665,612)
                                                  -----------------------------
Net decrease .................................        (437,179)    $ (4,649,095)
                                                  =============================


22      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended October 31, 2006                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          51,287     $    524,293
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................          36,382          370,767
                                                  -----------------------------
Total issued .................................          87,669          895,060
                                                  -----------------------------
Automatic conversion of shares ...............        (125,110)      (1,275,870)
Shares redeemed ..............................        (460,278)      (4,695,757)
                                                  -----------------------------
Total redeemed ...............................        (585,388)      (5,971,627)
                                                  -----------------------------
Net decrease .................................        (497,719)    $ (5,076,567)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended October 31, 2005                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         135,668     $  1,430,116
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................          33,249          352,362
                                                  -----------------------------
Total issued .................................         168,917        1,782,478
                                                  -----------------------------
Automatic conversion of shares ...............        (149,872)      (1,584,520)
Shares redeemed ..............................        (581,596)      (6,172,883)
                                                  -----------------------------
Total redeemed ...............................        (731,468)      (7,757,403)
                                                  -----------------------------
Net decrease .................................        (562,551)    $ (5,974,925)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Period                                       Dollar
Oct. 2, 2006+ to Oct. 31, 2006                         Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          20,126     $    205,721
Shares redeemed ..............................              (6)             (69)
                                                  -----------------------------
Net increase .................................          20,120     $    205,652
                                                  =============================

+     Commencement of operations.

-------------------------------------------------------------------------------
Class C Shares for the Period                                          Dollar
Nov. 1, 2005 to Aug. 25, 2006+                         Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         511,348     $  5,215,735
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................          69,597          708,846
                                                  -----------------------------
Total issued .................................         580,945        5,924,581
                                                  -----------------------------
Shares redeemed ..............................        (708,517)      (7,244,280)
Shares redeemed resulting
  from conversion to Investor A1 .............      (2,403,368)     (24,544,146)
                                                  -----------------------------
Total redeemed ...............................      (3,111,885)     (31,788,426)
                                                  -----------------------------
Net decrease .................................      (2,530,940)    $(25,863,845)
                                                  =============================

+     On August 25, 2006 Class C was converted to Class A (Investor A1).

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2005                                 Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         484,961     $  5,120,689
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................          60,792          643,895
                                                  -----------------------------
Total issued .................................         545,753        5,764,584
Shares redeemed ..............................        (688,937)      (7,294,493)
                                                  -----------------------------
Net decrease .................................        (143,184)    $ (1,529,909)
                                                  =============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006, and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2006          10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $ 6,463,395         $ 6,674,384
  Ordinary income ......................              77,571              19,723
  Long-term capital gains ..............           3,674,581             974,713
                                                 -------------------------------
Total distributions ....................         $10,215,547         $ 7,668,820
                                                 ===============================

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ...................        $    37,245
Undistributed long-term capital gains -- net .............                 --
                                                                  -----------
Total undistributed earnings -- net ......................             37,245
Capital loss carryforward ................................         (1,745,058)*
Unrealized gains -- net ..................................          3,205,341**
                                                                  -----------
Total accumulated earnings -- net ........................        $ 1,497,528
                                                                  ===========

* At October 31, 2006, the Fund had a net capital loss carryforward of $1,745,058, all of which expires in 2014. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between the book and tax treatment of residual interests in tender option bond trusts and other book/tax temporary differences.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         23

Notes to Financial Statements (concluded)

7. Restatement Information:

During the year ended October 31, 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated its Statement of Changes in Net Assets for the year ended October 31, 2005 to give effect to offsetting changes in realized gain -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities. Additionally, the Fund, has restated its financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended October 31, 2005
-------------------------------------------------------------------------------
                                                 Previously
                                                  Reported           Restated
-------------------------------------------------------------------------------
Realized gain -- net .....................      $  3,752,147       $  3,724,547
Change in unrealized
  appreciation/depreciation -- net .......      $(10,030,997)      $(10,003,397)
-------------------------------------------------------------------------------

Financial Highlights
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                                     2005                   2004                  2003                  2002
                                             --------------------  ---------------------  --------------------  --------------------
                                             Previously            Previously             Previously            Previously
Institutional                                 Reported   Restated   Reported    Restated   Reported   Restated   Reported   Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement ..      .74%      1.00%       .79%       .91%       .85%       .94%       .89%       1.02%
Expenses ...................................      .79%      1.05%       .82%       .94%       .87%       .96%       .90%       1.02%
Portfolio turnover .........................   190.28%       162%    211.00%       176%    214.92%       179%    201.37%        181%
------------------------------------------------------------------------------------------------------------------------------------

                                                     2005                   2004                  2003                  2002
                                             --------------------  ---------------------  --------------------  --------------------
                                             Previously            Previously             Previously            Previously
Investor A1                                   Reported   Restated   Reported    Restated   Reported   Restated   Reported   Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement ..      .84%      1.11%       .89%      1.01%       .95%      1.04%       .99%       1.12%
Expenses ...................................      .89%      1.16%       .92%      1.04%       .97%      1.06%      1.00%       1.12%
Portfolio turnover .........................   190.28%       162%    211.00%       176%    214.92%       179%    201.37%        181%
------------------------------------------------------------------------------------------------------------------------------------

                                                     2005                   2004                  2003                  2002
                                             --------------------  ---------------------  --------------------  --------------------
                                             Previously            Previously             Previously            Previously
Investor B                                    Reported   Restated   Reported    Restated   Reported   Restated   Reported   Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, Net of Waiver and Reimbursement ..     1.05%      1.32%      1.10%      1.22%      1.17%      1.26%      1.21%       1.33%
Expenses ...................................     1.10%      1.37%      1.13%      1.25%      1.18%      1.27%      1.21%       1.34%
Portfolio turnover .........................   190.28%       162%    211.00%       176%    214.92%       179%    201.37%        181%
------------------------------------------------------------------------------------------------------------------------------------

While the Statements of Assets and Liabilities as of October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for the years ended October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the years ended October 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.


24      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust (the "Trust") (formerly Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7, the statement of changes in net assets for the year ended October 31, 2005, and the financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
January 16, 2007


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         25

Disclosure of Investment Advisory Agreement

Disclosure of MLIM Management Agreement

The Board of Trustees of the Trust met in May 2006 to consider approval of the management agreement between the Trust, on behalf of the Fund, and Merrill Lynch Investment Managers, L.P. ("MLIM"), the Fund's manager at that time.

Activities and Composition of the Board

All but one member of the Board is an independent trustee, whose only affiliation with MLIM or other Merrill Lynch affiliates was as a trustee of the Trust and as a director or trustee of certain other funds advised by MLIM or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

MLIM Management Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of MLIM as one of the most experienced global asset management firms and considered the overall services provided by MLIM to be of high quality. The Board also noted its view of MLIM as financially sound and well managed and noted MLIM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board

In the period prior to the Board meeting to consider renewal of the management agreement, the Board requests and receives materials specifically relating to the management agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the manager and its affiliates of the management agreement and other relationships with the Fund; and (e) information provided by the manager concerning investment advisory fees charged to other clients under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the manager and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's management agreement with MLIM (the "MLIM Management Agreement") in May 2006, the independent trustees' and the Board's review included the following:


26      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Services Provided by the Manager -- The Board reviewed the nature, extent and quality of services provided by MLIM, including the investment advisory services and the resulting performance of the Fund. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds as classified by Lipper and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the MLIM Management Agreement.

MLIM's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with MLIM's senior management responsible for investment operations and the senior management of MLIM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of MLIM's investment staff, its use of technology, and MLIM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed MLIM's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Bock has more than 15 years of experience in portfolio management. The Board considered the extensive experience of MLIM and its investment staff in analyzing and managing the types of investments used by the Fund and concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board noted that MLIM had advised the Board that it had no other comparable accounts with similar investment mandates. The Board also noted that MLIM had agreed to continue its agreement to waive a portion of the Fund's management fee. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate (including the fee waiver) and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, the Board reviewed MLIM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of MLIM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered that MLIM was waiving a portion of its fee. The Board determined that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing MLIM Management Agreement, concluding that the management fee rate (including the fee waiver) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         27

Disclosure of New Investment Advisory Agreement

New BlackRock Management Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new management agreement (the "BlackRock Management Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Management Agreement and it became effective on September 29, 2006, replacing the management agreement with the Previous Manager (the "Previous Management Agreement").

The Board discussed the BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Management Agreement at an in-person meeting held on May 12, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees, to take effect after the closing of the Transaction.

To assist the Board in its consideration of the BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Management Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Management Agreement.

In connection with the Board's review of the BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Manager and that other arrangements between the Previous Manager and Merrill Lynch sales channels would be preserved;


28      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered managers;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Management Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Management Agreement, but would remain the same;

o that in May 2005, the Board had performed a full annual review of the Previous Management Agreement, as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Management Agreement and related agreements and all costs of shareholder approval of the BlackRock Management Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Management Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Management Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Management Agreement, the Board had requested and received materials specifically relating to the Previous Management Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         29
investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Manager of the Previous Management Agreement and other payments received by the Previous Manager and its affiliates from the Fund; and (d) information provided by the Previous Manager concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Manager and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent approval of the continuance of the Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Management Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Manager's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Manager and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Management Agreement were expected to be as good as or better than that provided under the Previous Management Agreement. The trustees were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Management Agreement.


30      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Management Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Manager or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Management Agreement. The trustees noted that, in conjunction with their most recent deliberations concerning the Previous Management Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Management Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Manager to other registered investment company clients for investment management services. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the Previous Management Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Management Agreement, and their discussions with management of the Previous Manager and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         31

Disclosure of New Investment Advisory Agreement (concluded)

funds and other investment products. The trustees noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Fund. The trustees compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Management Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving the BlackRock Management Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and BlackRock Investment Management, LLC, an affiliate (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Management Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Management Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Management Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


32      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Proxy Results

During the six-month period ended October 31, 2006, BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust's shareholders voted on the following proposals, which were approved at a special shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------
                                                        Shares Voted         Shares Voted       Shares Voted
                                                            For                 Against           Abstain
------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                            11,798,923             147,012           111,721
------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                            11,781,352             164,840           111,464
------------------------------------------------------------------------------------------------------------


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         33

Important Tax Information

All of the net investment income distributions paid by BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust during the taxable year ended October 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distribution paid by the Fund during the year:

================================================================================
                                  Payable                            Long-Term
Record Date                         Date                           Capital Gains
================================================================================
12/19/2005                       12/23/2005                         $  .207829
--------------------------------------------------------------------------------


34      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

Officers and Trustees

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Trustee               Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") since 2001; President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from 1991
                                                 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1986 to  Professor Emeritus of Finance, School of Business,    47 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 66                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994 to  Professor, Harvard Business School since 1989;        47 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  49 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc.
            Age: 54                              to 1989; Associate Professor, Graduate School of                      (manufac-
                                                 Business Administration, University of Michigan                       turing)
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to  Self-employed consultant since 2001; Counsel of       47 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      49 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 61                              of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB Partners,
                                                 Inc. since 2000; and Director of Covenant House
                                                 from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute, from 1995 to 2001;  47 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        49 Portfolios
            08543-9095                           Service, from 1961 to 1995 and Career Minister from
            Age: 71                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         36

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1986 to  Professor of Finance from 1984 to 1995, Dean from     47 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          49 Portfolios   Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        47 Funds        None
Zinbarg***  Princeton, NJ               present  Executive Vice President of the Prudential Insurance  49 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 72                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Trustees and the Audit Committee.
            ***   Mr. Zinbarg is expected to retire from the Board of Trustees effective January 1, 2007.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and          and      from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer    1999
                                        to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from
Loffredo    Princeton, NJ  President    present  2000 to 2006; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1995 to  Director of BlackRock, Inc. since 2006; Director of MLIM from 2005 to 2006; Vice
Bock        Princeton, NJ  President    present  President of MLIM from 1989 to 2005.
            08543-9011
            Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


36      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         37

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


38      BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK INTERMEDIATE MUNICIPAL FUND        OCTOBER 31, 2006         39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Intermediate Municipal Fund
Of BlackRock Municipal Series Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #10437-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $26,500
                                  Fiscal Year Ending October 31, 2005 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $6,000
                                  Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,204,783
             Fiscal Year Ending October 31, 2005 - $6,277,749

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

        Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

        Prior to the filing of this Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). Accordingly, the Registrant's financial statements as of and for the period ended October 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

        Management of the Registrant believes that subsequent to the adjustments, the Registrant's accounting treatment of such transfers is appropriate under SFAS 140. Additionally, management of the Registrant is taking such further actions as are necessary to enhance its internal control over financial reporting, and in doing so, increase the effectiveness of such controls, so that such transfers of assets are reviewed and evaluated appropriately under the provisions of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Registrant is further enhancing controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Municipal Intermediate Term Fund of BlackRock Municipal Series
    Trust

Date: January 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: January 18, 2007


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: January 18, 2007